UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2023

HNR ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Delaware	001-41278	85-4359124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 834-1145

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HNRA	NYSE American
Redeemable warrants, exercisable for three quarters of one share of common stock at an exercise price of $11.50 per share	HNRAW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Non-Redemption Agreement

As previously reported, on August 28, 2023, HNR Acquisition Corp (the “Company” or “HNRA”) entered into an Amended and Restated Membership Interest Purchase Agreement, dated August 28, 2023 (the “MIPA”), by and among HNRA, HNRA Upstream, LLC, a newly formed Delaware limited liability company which is managed by HNRA, and is a subsidiary of HNRA (“OpCo”), and HNRA Partner, Inc., a newly formed Delaware corporation and wholly owned subsidiary of HNRA (“SPAC Subsidiary”, and together with the us and OpCo, “Buyer” and each a “Buyer”), CIC Pogo LP, a Delaware limited partnership (“CIC”), DenCo Resources, LLC, a Texas limited liability company (“DenCo”), Pogo Resources Management, LLC, a Texas limited liability company (“Pogo Management”), 4400 Holdings, LLC, a Texas limited liability company (“4400” and, together with CIC, DenCo and Pogo Management, collectively, “Seller” and each a “Seller”), and, solely with respect to Section 6.20 of the MIPA, HNRAC Sponsors LLC, a Delaware limited liability company (“Sponsor”).

On November 13, 2023, HNRA entered into an agreement with (i) Meteora Capital Partners, LP (“MCP”), (ii) Meteora Select Trading Opportunities Master, LP (“MSTO”), and (iii) Meteora Strategic Capital, LLC (“MSC” and, collectively with MCP and MSTO, “Backstop Investor”) (the “Non-Redemption Agreement”) pursuant to which Backstop Investor agreed to reverse the redemption of up to the lesser of (i) 600,000 shares of common stock, par value $0.0001 per share, of HNRA (“Common Stock”), and (ii) such number of shares of Common Stock such that the number of shares beneficially owned by Backstop Investor and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with those of Backstop Investor for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock (such number of shares, the “Backstop Investor Shares”).

Immediately upon consummation of the closing of the transactions contemplated by the MIPA (the “Closing”), HNRA will pay Backstop Investor, in respect of the Backstop Investor Shares, an amount in cash equal to (x) the Backstop Investor Shares, multiplied by (y) the Redemption Price (as defined in HNRA’s amended and restated certificate of incorporation) minus $5.00.

Exchange Agreements

On November 13, 2023, HNRA entered into exchange agreements (“Exchange Agreements”) with certain holders (the “Noteholders”) of promissory notes issued by HNRA for working capital purposes which accrued interest at a rate of 15% per annum (the “Notes”). Pursuant to the Exchange Agreements, HNRA agreed to exchange, in consideration of the surrender and termination of the Notes in an aggregate principal amount (including interest accrued thereon) of $2,099,545, for 419,909 shares of Common Stock at a price per share equal to $5.00 per share (the “Exchange Shares”). Pursuant to the Exchange Agreements, HNRA also granted to the Noteholders piggyback registration rights with regard to the Exchange Shares.

The Noteholders include JVS Alpha Property, LLC, a company which is controlled by Joseph Salvucci, Jr., a current member of the HNRA board of directors, Byron Blount, nominee member of the HNRA board of directors following the Closing, and Mitchell B. Trotter, the designated Chief Financial Officer and a nominee member of the HNRA board of directors following the Closing.

The foregoing summary of the Non-Redemption Agreement and the Exchange Agreements is qualified in its entirety by reference to the text of the form of Non-Redemption Agreement and form of Exchange Agreement, which are filed hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information disclosed under Item 1.01 of this Report is incorporated into this Item 3.02 to the extent required herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 13, 2023, the Company, reconvened, its special meeting of its stockholders (the “Special Meeting”) that was originally convened on October 30, 2023 and subsequently adjourned. The Special Meeting was held in connection with: (i) a proposal to approve and adopt the MIPA, and the transactions contemplated thereby (the “Purchase” and such proposal, the “Purchase Proposal”), (ii) a proposal to approve and adopt the HNR Acquisition Corp 2023 Omnibus Incentive Plan, a copy of which is attached to the Proxy Statement (as defined below) as Annex B (the “Incentive Plan Proposal”), (iii) a proposal to approve, for purposes of complying with NYSE American Rule 713(a), the potential and likely issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock including securities convertible into common stock pursuant to the Purchase transactions and issuances which may be made pursuant to a potential private offering (the “NYSE American Proposal”), and (iv) a proposal to approve and adopt, the second amended and restated certificate of, a copy of the form of which is attached to the Proxy Statement as Annex I (the “Charter Proposal”), as each is further described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on October 13, 2023 (the “Proxy Statement”).

The record date for the stockholders entitled to notice of, and to vote at, the Special Meeting was October 10, 2023. At the close of business on that date, the Company had 7,515,653 shares of common stock issued and outstanding and entitled to be voted at the Special Meeting. Of the 7,515,653 shares of common stock issued and outstanding and entitled to be voted at the Special Meeting, 6,700,328 shares (or 89.15%), constituting a quorum, were represented in person or by proxy at the Special Meeting.

The Company’s stockholders approved the Purchase Proposal, the Incentive Plan Proposal, the NYSE American Proposal, and the Charter Proposal. The voting results were as follows:

Purchase Proposal

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
6,091,858	608,470	0	0

Incentive Plan Proposal

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
6,595,797	104,521	10	0

NYSE American Proposal

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
6,091,858	608,470	0	0

Purchase Proposal

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
6,091,858	608,470	0	0

Based upon the preliminary reports that have been provided to the Company, the holders of an aggregate of 4,063,777 public shares of the Company’s common stock have submitted requests that their public shares be redeemed in connection with the Special Meeting, with these redemptions only taking effect upon the closing of the closing of the MIPA.

Item 8.01. Other Events

On November 13, 2023, the Company issued a press release announcing the postponement of the Special Meeting, which is filed herewith as Exhibit 99.1 to this report and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description
10.1	Form of Non-Redemption Agreement
10.2	Form of Exchange Agreement
99.1	Press Release of HNR Acquisition Corp dated November 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 13, 2023	HNR Acquisition Corp

	By:	/s/ Donald H. Goree
	Name:	Donald H. Goree
	Title:	Chief Executive Officer

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